Exhibit 10.3

AMENDMENT NO. 06 TO IRIDIUM NEXT SUPPORT SERVICES AGREEMENT

IS-10-019 BETWEEN IRIDIUM SATELLITE LLC AND THE BOEING COMPANY

This Amendment No. 06 (the “Amendment”) is issued to the Iridium NEXT Support Services Agreement IS-10-019, dated May 28, 2010 (the “Agreement”) between Iridium Satellite LLC, a Delaware limited liability company (“Iridium”) and The Boeing Company, a Delaware corporation (“Seller”). This Amendment is dated and effective as of April 1, 2015 (“Effective Date”). Iridium and Seller may be individually referred to as a “Party” and collectively referred to as “Parties”. Capitalized terms used but not defined in this Amendment are used as they are defined in the Agreement.

WHEREAS, the Parties wish to revise Article 8 of the Agreement to support a shared software and derivative works code database (“Shared Code Base”).

NOW THEREFORE, the Parties hereby agree to amend the Agreement as of the Effective Date as follows:

1.          Article 8. Reserved is hereby deleted and replaced in its entirety with the following:

      Article 8. Licenses to Shared Software and Derivative Works

8.1.          Subject to the terms of this Article 8 (including the restrictions on Use set forth below), Iridium grants to Seller and Seller accepts a personal, non-exclusive, non-transferable, royalty-free, and worldwide license for the Term of the Agreement (the “License”) to (i) use or have used the source code and object code of the Shared Software solely on the premises of Seller and solely for the internal business purposes of Seller that are unrelated to the business and operations of Iridium, it being understood that such use does not include the right to grant any sublicenses of the Shared Software; (ii) modify or have modified the source code of the Shared Software and prepare Derivative Works therefrom (hereafter the “Seller Derivative Works”); (iii) compile the Shared Software and Seller Derivative Works from source code to object code form; and (iv) copy and sublicense to third parties the Shared Software and Seller Derivative Works solely in object code form, without the right to permit further sublicenses and solely for the business purposes of Seller and the applicable sublicensee that are unrelated to the business and operations of Iridium (collectively, the “Purposes”). Iridium shall deliver to Seller a copy of the source code of each item of Shared Software promptly after such software becomes Shared Software.

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8.2.          Subject to the terms of this Article 8, Seller grants to Iridium and Iridium accepts a personal, non-exclusive, transferable, royalty-free, perpetual, worldwide license, with the right to grant sublicenses through multiple tiers, to (i) use or have used the source code and object code of the Seller Derivative Works; (ii) modify or have modified the source code of the Seller Derivative Works and prepare further Derivative Works therefrom; (iii) compile all such Derivative Works from source code to object code form; and (iv) copy and sublicense to third parties all such Derivative Works, in source code or object code form, in each of the foregoing cases for any purposes related to the business and operations of Iridium. The Parties expressly agree that Seller is under no obligation to create Seller Derivative Works, but if Seller elects to do so, Seller shall deliver to Iridium a copy of the source code of each Seller Derivative Work promptly after its creation.

8.3.          As used in this Article 8 (whether in the singular or plural), the following capitalized terms have the following meanings. (Other capitalized terms have the meanings ascribed to them elsewhere in this Agreement.)

8.3.1.          “Derivative Works” means works that are based upon one or more pre-existing works, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form including a new work, in which such pre-existing works may be recast, transformed or adapted.

8.3.2.          “Shared Software” means the software identified in writing by Iridium from time to time as constituting Shared Software for purposes hereof, and properly scheduled and inventoried in a Shared Code Base environment.

8.3.3.          “Use” means to: use the Shared Software source code solely for the Purposes, and subject to the following restrictions:

8.3.3.1.          Seller shall not release such source code to any third party, including, but not limited to, its suppliers or contractors;

8.3.3.2.          Seller shall only view and Use the source code on computers on Seller’s premises;

8.3.3.3.          Seller’s contractors working on its premises may view, modify and compile the source code only under the direct supervision of Seller;

8.3.3.4.          The source code may only be viewed and compiled locally on Seller’s premises for the Purposes;

8.3.3.5.          Any copies of the source code shall be destroyed or returned in the event Seller’s possession or Use of the Shared Software ceases to be rightful, or the License expires.

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8.4.         Restrictions

8.4.1.          Except as specified herein, Licensee shall not, nor shall it allow any third party subject to its control to, (i) provide, use, or allow others to use, the source code for the benefit of third parties; or (ii) modify, incorporate into other software, or create a Derivative Work of any part of the Shared Software source code.

8.4.2.          The Shared Software shall constitute the Confidential Information of Iridium for all purposes of this Agreement.

8.5.         Ownership

8.5.1.          Ownership of the Shared Software and all Derivative Works licensed hereunder shall be determined in accordance with applicable law and the other provisions of this Agreement to the extent applicable. Nothing in this Article 8 shall constitute a transfer or assignment of any right, title or interest in or to any of the Shared Software or such Derivative Works, except for the express license rights granted in this Article 8 above.

8.6.         Breach; Termination

8.6.1.          Iridium may terminate Seller’s license to the Shared Software if Seller breaches a material obligation under this Article 8 and such breach is not cured within thirty (30) days after Iridium’s delivery of written notice of such breach to Seller. Iridium shall give Seller notice not less than thirty (30) days prior to the effective date of such termination. No breach of this Article 8 shall constitute a breach of the Agreement for purposes of Article 14.1.1 hereof.

8.6.2.          Upon any such termination, Seller shall promptly return to Iridium, or at Iridium’s option destroy, all copies of the Shared Software, in either source code or object code form, then in the possession of Seller or any of its contractors. No such termination, however, shall terminate any sublicenses to Seller Derivative Works that Seller properly granted to third parties prior to the effective date of such termination.

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8.7.         General

8.7.1.          NEITHER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LICENSES OF THE SHARED SOFTWARE AND DERIVATIVE WORKS LICENSED HEREUNDER, OR FOR ANY USE, PERFORMANCE OR NONPERFORMANCE THEREOF. IN NO EVENT SHALL EITHER PARTY OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF DATA, OR OTHER SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE DELIVERY, LICENSE, USE, PERFORMANCE OR NONPERFORMANCE OF THE SHARED SOFTWARE OR ANY SUCH DERIVATIVE WORKS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY NOR ANY OF ITS SUPPLIERS SHALL HAVE ANY OBLIGATION TO FURNISH ANY ASSISTANCE, INFORMATION, OR DOCUMENTATION WITH RESPECT TO THE SHARED SOFTWARE OR ANY SUCH DERIVATIVE WORKS. WITHOUT LIMITING THE FOREGOING, THE INTELLECTUAL PROPERTY INDEMNIFICATION PROVISIONS SET FORTH IN ARTICLE 9.4 SHALL NOT APPLY TO THE SHARED SOFTWARE OR ANY DERIVATIVE WORKS ARISING THEREFROM.

8.7.2.          Notwithstanding any provision of this Agreement to the contrary, this Article 8 supplements, and in no way limits or derogates from, the rights of Iridium and Seller under any other agreements between Iridium and Seller.

8.7.3.          In the event of any inconsistency between the terms of this Article 8 and the other terms of this Agreement with respect to the Shared Software or any Derivative Works licensed hereunder, the terms of this Article 8 shall control.

This Amendment supersedes all prior understandings, commitments, and representations with respect to the subject matter hereof. This Amendment may not be amended, modified, or terminated, other than as specifically provided herein, and none of its provisions may be waived, except by writing signed by an authorized representative of both Parties. No provision of the Agreement or Task Order is amended or otherwise affected, except as is provided above in this Amendment.

IRIDIUM SATELLITE LLC		THE BOEING COMPANY

By:	/s/ Scott Smith	By:	/s/ Daneen Pearson

Name:	Scott Smith	Name:	Daneen Pearson
Title:	Chief Operating Officer	Title:	Sr. Contract Administrator
Date:	3/26/2015	Date:	3/26/2015

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